DEBT SETTLEMENT LETTER

THIS DEBT SETTLEMENT AGREEMENT (hereinafter referred to as the "Agreement"), dated as of the June 6, 2007, is entered into by and between MGN Technologies, Inc., a corporation authorized and existing pursuant to the laws of the Province of British Columbia (the "Corporation"), and the creditor <>, a corporation in British Columbia (the "Creditor").

     WHEREAS, the Corporation owes the Creditor a debt in the amount of $ <> (the “Indebtedness”); and

WHEREAS, the Creditor has made a demand for payment; and

     WHEREAS, the Corporation and the Creditor desire to resolve the debt between them and to fully and finally settle the subject matter of the aforementioned debt and all claims which could be made in connection therewith, with no party admitting any liability to the other party, other than for the obligations agreed to under this Agreement.

     NOW THEREFORE, in consideration of the mutual promises and covenants contained herein, the Corporation and the Creditor hereby agree as follows:

1. SETTLEMENT AMOUNT. As repayment in full of the Indebtedness and any accrued interest, fees or penalties, the Corporation will issue to the Creditor an aggregate of <> common shares (the “Shares”) in the capital stock of MGN Technologies, Inc., a British Columbia whose shares are publicly traded on the National Association of Securities Dealers’ Over the Counter Bulletin Board Service (NASD OTC:BB) under the trading symbol MGNLF.OB. These shares will be restricted shares and will bear the appropriate restrictive legend. However, subject to receiving written permission from the Company’s primary financial partner, the Corporation will provide the Creditor the registration rights (“Piggyback Rights”) with respect to the Shares provided for in Section 5 of this Agreement. In order to confirm compliance with exemptions from the registration requirements of the United States Securities Act of 1933 (the “Securities Act”) and other applicable securities laws, the Creditor will, as a condition of issuance of the Shares in the name of the Creditor, execute and deliver to the Corporation the attached form of Investment Agreement.

2. RELEASE BY CREDITOR. Upon issuance of the Shares in the name of the Creditor, the Indebtedness and any accrued interest, fees or penalties will be deemed to have been repaid in full by the Corporation and the Creditor does hereby fully and forever remise, release and discharge, and by these presents, does for its agents, servants, past, present or future officers, shareholders, directors, employees, attorneys, representatives, parents, subsidiaries, subdivision, affiliated or related entities, affiliates, executors, administrators, predecessors, successors and assigns, remise, release and discharge the Corporation and any of its agents, servants, past, present or future officers, shareholders, directors, employees, attorneys, representatives, parents, subsidiaries, subdivision, affiliated or related entities, affiliates, executors, administrators, predecessors, successors and assigns, from any and all actions, causes of action, suits, debts, dues, sums of money, interest, penalties, accounts, reckonings, bonds, bills, specialties, covenants, contracts, controversies, agreements, promises, variances, trespasses, damages, judgments, extents, executions, claims and demands whatsoever in law or in equity, under federal or state constitutions, statutes, laws, ordinances or regulations, or under common law, whether known or unknown, foreseen or unforeseen, which the Creditor ever had, has or could have against the Corporation in connection with the subject matter relating to the aforementioned debt, but does not release the Corporation from claims arising from a breach of this Agreement.

3. EFFECTIVE TIME OF RELEASES. The releases described above shall become effective immediately upon the delivery by the Corporation to the Creditor of the Shares registered in the name of the Creditor.

4. REGISTRATION RIGHTS. If the Corporation proposes to file a registration statement under the Securities Act with respect to an offering for its own account of any class of its equity securities (other than a registration statement on Form S-8 (or any successor form) or any other registration statement relating solely to employee benefit plans or filed in connection with an exchange offer, a transaction to which Rule 145 (or any successor provision) under the Securities Act applies or an offering of securities solely to the Corporation's existing shareholders), then the Corporation shall in each case give written notice of such proposed filing to the Holder as soon as practicable (but no later than 10 business days) before the anticipated filing date, and such notice shall offer each Holder the opportunity to register such number of shares of Restricted Stock as such Holder may request and as the Corporation deems available. Each Holder desiring to have Restricted Stock included in such registration statement shall so advise the Corporation in writing within 10 business days after the date on which the Corporation's notice is so given, setting forth the number of shares of Restricted Stock for which registration is requested. In considering the number of shares available, the Corporation may consider the rules and policies of the Commission with respect to the limitation of the number of shares that may be registered in offerings pursuant to Rule 415 of the Securities Act.

5. REGISTRATION EXPENSES. All Registration Expenses incident to the Corporation's performance of or compliance with this Agreement will be borne by the Corporation.

6. EXISTENCE AND RIGHTS. The Corporation is a corporation duly organized, validly existing and in good standing under the laws of the Province of British Columbia. The Corporation has all requisite corporate power and authority, to carry on its business and to own and use the properties owned and used by it. The Corporation is qualified to conduct business and is in good standing under the laws of each jurisdiction wherein the nature of its business or its ownership of property requires it to be so qualified, except where the failure to be so qualified, would not individually or in the aggregate, have a material adverse effect on the assets or business of the Corporation.

7. CORPORATE AUTHORIZATION. Pursuant to a credit facility agreement with Androgas Property, SA, the Corporation has to obtain approval for any registrations from Androgas Property. The Corporation will take all corporate action, necessary to execute, deliver and perform this Agreement. Before a registration will occur, signed approval from Androgas Property, SA will be required.

8. NO CONFLICT. The execution, delivery and performance of this Agreement and of the related documents by the Corporation will not violate any provision of the Corporation's Notice of Articles or Articles; or violate any law or rule or regulation of any administrative agency or governmental body; or any order, writ, injunction or decree of any court, arbiter, administrative agency or governmental authority having jurisdiction over the Corporation; or violate any indenture, mortgage, contract, will, agreement or other undertaking to which the Corporation is a party or is subject, or result in the creation or imposition of any lien or encumbrance on any of the properties of the Corporation under any of the foregoing.

9. NOTICES. Any notice or other communication required or permitted hereunder shall be deemed given if in writing and delivered personally, telegraphed, telexed, sent by facsimile transmission or sent by certified, registered or express mail, postage prepaid. Any such notice shall be deemed given when so delivered personally or sent by overnight air courier or facsimile transmission or, if mailed, two days after the date of deposit in the United States mails, as follows:

If to Creditor:

<>
Creditor’s Address
City, State, Zip Code

If to MGN Technologies, Inc.:

MGN Technologies Inc.
12-1730 Broadway St.,
Port Coquitlam, B.C. V3C 2M8

10. LAW GOVERNING AGREEMENT. This Agreement is made and entered into and is to be at least partially performed in Vancouver, British Columbia. It shall be interpreted, construed and enforced and its construction and performance shall be governed by the laws of the Province of British Columbia applicable to Agreements made and to be performed entirely within such Province without regard to principles of conflicts of laws, except to the extent that Canadian Federal and U.S. Federal law may apply.

     IN WITNESS WHEREOF, the undersigned have executed this Agreement on the date first set forth hereinabove, as evidenced by their respective signatures below.

MGN Technologies, Inc.	Date

<>, Creditor	Date